SUPPLEMENT TO PROSPECTUS OF
                        EVERGREEN GROWTH AND INCOME FUNDS


I.       Evergreen Equity Income Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Equity Income Fund ("Equity Income") into Evergreen Income and Growth Fund ("Income and Growth"). If the shareholders of Equity Income approve the proposal, all of the assets of Equity Income will be transferred to Income and Growth and shareholders of Equity Income will receive shares of Income and Growth in exchange for their shares. Shareholders of record of Equity Income as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Equity Income will be mailed information detailing the proposal on or about May 26, 2000.

April 3, 2000


II.      Evergreen Blue Chip Fund

         Effective   immediately,   the  section  of  the  prospectus   entitled
"INVESTMENT GOAL" is revised in its entirety to read as follows:

         The Fund seeks capital growth with the potential for income.

         Evergreen Small Cap Value Fund

         The first sentence under the section entitled "INVESTMENT STRATEGY" in the Fund's December 1, 1999 prospectus is restated as follows:

     "The Fund invests primarily in common stocks of small U.S. companies (less than $1.5 billion in market capitalization at the time of purchase)."

         Additionally, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented as follows:

     Jordan Alexander, CFA, has managed the Fund since April 1999. Mr. Alexander has been an assistant portfolio manager with EAMC since September 1998. From 1995 to 1998, Mr. Alexander was an associate healthcare analyst at PaineWebber Incorporated. From 1990-1995, Mr. Alexander was an auditor and senior financial analyst at Arthur Andersen LLP.

April 7, 2000

III.     Evergreen Equity Income Fund

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     Irene D. O'Neill, CFA, and Philip M. Foreman, CFA, have co-managed the Fund since May 2000. Ms. O'Neill has been a portfolio manager at EAMC since March 1988. She has been associated with EAMC and its predecessor since 1981.

         Mr. Foreman has been a portfolio manager at EAMC since joining in January 1999. From November 1991 until he joined EAMC, he was a portfolio manager at Washington Mutual Advisors, Inc. where he began as a Vice President and became a Senior Vice President in November 1994.

May 15, 2000


IV.      Evergreen Utility Fund

         Effective immediately, the section in the Fund's prospectus entitled "INVESTMENT STRATEGY" is revised to reflect that the Fund may invest up to 35% of its assets in convertible debentures of utility companies, that are of any quality.

         In addition, the section entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised as follows:

         Doris Kelley-Watkins is the lead manager and Leslie B. Rich, CFA, is the co-manager of the Fund. Ms. Kelley-Watkins has managed the Fund since August 1996. Ms. Kelley-Watkins joined EAMC as a Vice President and analyst in February 1996. She was a First Vice President and senior industry specialist when she left Merrill Lynch in February 1996 after 20 years with that company. She has been associated with EIM since August 1996.

         Ms. Rich has co-managed the Fund since February 2000. From May 1993, Ms. Rich was employed with Neuberger Berman. She became an equity analyst and research associate starting in January 1997 until she joined EAMC in February 2000 as a Vice President and portfolio manager. She has been associated with EIM since February 2000.

         Evergreen Income and Growth Fund

         Effective immediately, the section in the Fund's prospectus entitled "INVESTMENT STRATEGY" is revised to reflect that the Fund may invest up to 25% of its assets in convertible debentures of any quality.

         Additionally, effective July 24, 2000, the Fund will change its name to Evergreen Equity Income Fund.

         Evergreen Blue Chip Fund

         Effective immediately, the section in the Fund's prospectus entitled "OTHER FUND PRACTICES" is revised to reflect that although not a principal investment strategy, the Fund may invest up to 25% of its assets in foreign securities. Investments in foreign securities may subject the Fund, and therefore the value of the Fund's shares, to certain unique risks of foreign investing. For a discussion of these risks, see "Overview of Fund Risks" on page 2 of the prospectus.


July 12, 2000                                                       555121 7/00